UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2008
CONSULIER ENGINEERING, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-17756	59-2556878

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2391 Old Dixie Highway
Riviera Beach, Florida 33404

(Address of Principal Executive Offices)
(561) 842-2492

(Registrant’s telephone number, including area code)
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a)	Previous Independent Accountants.
On September 9, 2008, Consulier Engineering, Inc., (the “Company”) dismissed Goldstein Lewin & Co. (“Goldstein Lewin”) as its independent accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.
Goldstein Lewin’s audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2007 and 2006 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with Goldstein Lewin’s audits for the two fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through September 9, 2008, there have been no disagreements with Goldstein Lewin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Lewin, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through September 9, 2008, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.
The Company requested that Goldstein Lewin furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 9, 2008, has been filed as Exhibit 16.1 to the Company’s Form 8-K filed on September 10, 2008.
(b)	New Independent Accountants.
On September 9, 2008, the Company engaged Berenfeld, Spritzer, Shechter & Sheer, Fort Lauderdale, Florida (“Berenfeld”) as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2008. The Audit Committee of the Company’s Board of Directors approved the Company’s engagement of Berenfeld.
During the two most recent fiscal years and through September 9, 2008, the Company has not consulted with Berenfeld regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Berenfeld concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement

(as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
16.1	Goldstein Lewin & Co., letter dated September 9, 2008, regarding the change in Registrant’s certified public accountant. (1)

(1)	Previously filed on Form 8-K filed with the Commission on September 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2008	/s/ Alan R. Simon
Alan R. Simon, Secretary and Treasurer

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